                         SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.      )


       Filed by the Registrant /X/
       Filed by a Party other than the Registrant /  /

       Check the appropriate box:

       /X/     Preliminary Proxy Statement
       / /     CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
               RULE 14a-6(e)(2))
       / /     Definitive Proxy Statement
       / /     Definitive Additional Materials
       / /     Soliciting Material Pursuant to Section 240.14a-12

--------------------------------------------------------------------------------
                 TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
--------------------------------------------------------------------------------
              (Names of Registrant As Specified in its Charters)

Payment of Filing Fee (Check the appropriate box):

/X/    No Fee Required

/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)     Title of each class of securities to which transaction applies:

       (2)     Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)     Proposed maximum aggregate value of transaction:

       (5)     Total fee paid:

/ /    Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

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[THOMPSON, SIEGEL & WALMSLEY, INC. LOGO]
INVESTMENT COUNSEL

[CLAYMORE LOGO]

                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
                              2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 27, 2006

     Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), and holders of Auction Market Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share ("Preferred Shares," and together with the Common Shares, "Shares"), of TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") that the annual meeting of Shareholders of the Fund (the "Annual Meeting") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532, on Tuesday, June 27, 2006, at 8:30 a.m. Central time. The Annual Meeting is being held for the following purposes:

     1. To approve an investment sub-advisory agreement among the Fund, Claymore Advisors, LLC and SMC Fixed Income Management, LP;

     2. To elect Trustees in the following manner:

        (a) to elect one Trustee as a Class II Trustee by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Fund's 2009 annual meeting of Shareholders or until a successor shall have been elected and qualified;

        (b) to elect one Trustee as a Class II Trustee by holders of Preferred Shares voting as a separate class, to serve until the Fund's 2009 annual meeting of Shareholders or until a successor shall have been elected and qualified; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     THE BOARD OF TRUSTEES (THE "BOARD") OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

     The Board has fixed the close of business on May 1, 2006 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting. WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS VIA TELEPHONE OR THE INTERNET SO YOU WILL BE REPRESENTED AT THE ANNUAL MEETING.

                             By order of the
                             Board of Trustees

                             /s/ Nicholas Dalmaso

                             Nicholas Dalmaso, Chief Legal and Executive Officer

     Lisle, Illinois
     May  , 2006

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY
CARD) TODAY.

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                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 27, 2006

     This document gives you information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders ("Notice of Annual Meeting"). Much of the information in this proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, (866) 882-0688.

     This Proxy Statement is furnished to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), and holders of Auction Market Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share ("Preferred Shares," and together with the Common Shares, "Shares"), of TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") in connection with the solicitation by the Board of Trustees of the Fund (the "Board") of proxies to be voted at the annual meeting of Shareholders of the Fund to be held on Tuesday, June 27, 2006, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532 on June 27, 2006, at 8:30 a.m. Central time. This Proxy Statement and the enclosed proxy card are
first being sent to the Fund's Shareholders on or about May   , 2006.

     -  WHY IS A SHAREHOLDER MEETING BEING HELD?

        The Common Shares of the Fund are listed on the New York Stock Exchange (the "NYSE"), which requires the Fund to hold a meeting of Shareholders to elect Trustees each fiscal year. In addition, Shareholders are also being asked to approve an investment sub-advisory agreement with a new successor investment sub-adviser, SMC Fixed Income Management, LP ("SMC"), that will be responsible for making investment decisions with respect to the investment of that portion of the Fund's assets allocated for investment in municipal securities (the "Municipal Securities Portfolio").

     -  WHAT PROPOSALS WILL BE VOTED ON AT THE ANNUAL MEETING?

        Shareholders of the Fund are being asked to vote on the following proposals at the Annual Meeting:

        1. To approve an investment sub-advisory agreement among the Fund, Claymore Advisors, LLC and SMC Fixed Income Management, LP;

        2.  To elect Trustees in the following manner:

              (a) to elect one Trustee as a Class II Trustee by holders of
                  Common Shares and Preferred Shares voting together as a single class, to serve until the Fund's 2009 annual meeting of Shareholders or until a successor shall have been elected and qualified;

              (b) to elect one Trustee as a Class II Trustee by holders of
                  Preferred Shares voting as a separate class, to serve until the Fund's 2009 annual meeting of Shareholders or until a successor shall have been elected and qualified.

     -  WHY AM I BEING ASKED TO VOTE ON A NEW SUB-ADVISORY AGREEMENT?

        Claymore Advisors, LLC ("Claymore" or the "Adviser") currently serves as the Fund's investment adviser and, in addition to its Fund-wide investment advisory responsibilities, is responsible, through its Fixed Income Investment Group, located in Princeton, New Jersey (the "Princeton Fixed Income Group"), for the Fund's overall asset allocation and for the day-to-day management of the Fund's Municipal Securities Portfolio. Thompson, Siegel & Walmsley, Inc. ("TS&W") serves as the Fund's investment sub-adviser and is responsible for the day-to-day management of that portion of the Fund's assets allocated for investment in equity securities and other income-producing securities (the "Equity and Income Portfolio").

        Claymore has entered into an asset purchase agreement, dated April [ ], 2006, (the "Transaction Agreement"), with SMC Fixed Income Management, LP to sell substantially all of the assets of the Princeton Fixed Income Group to SMC (the "Transaction"). It is a condition to the consummation of the Transaction that the portfolio management personnel employed by Claymore's Princeton Fixed Income Group who are currently responsible for the management of the Fund's Municipal Securities Portfolio become employees of SMC. In order for the management of the Fund to continue uninterrupted after the

                                        1
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        consummation of the Transaction, we are asking Shareholders of the Fund to approve an investment sub-advisory agreement among the Fund, the Adviser and SMC (the "SMC Sub-Advisory Agreement"), pursuant to which SMC will become responsible for making investment decisions with respect to the investment of the Fund's Municipal Securities Portfolio following consummation of the Transaction.

     -  WHO IS SMC FIXED INCOME MANAGEMENT, LP?

        SMC Fixed Income Management, LP is a newly organized subsidiary of Spring Mountain Capital, LP ("Spring Mountain") and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Spring Mountain is an investment management firm founded by John L. (Launny) Steffens in July 2001 that specializes in alternative investments and advisory services for both
        broad asset allocation and/or focused portfolios. As of   , 2006, Spring
        Mountain directly managed over $1.4 billion in assets in fund of funds structures and separately managed accounts and provided investment advisory services to over $2 billion in assets. Launny Steffens is the Chairman of Spring Mountain and is actively involved in its management.

     -  WHY IS CLAYMORE SELLING THE PRINCETON FIXED INCOME GROUP?

        Claymore believes that the sale of the Princeton Fixed Income Group will provide the Princeton Fixed Income Group with an opportunity to attract other clients while continuing to provide the same high quality advisory services on behalf of the Fund's Municipal Securities Portfolio.

     - HOW WILL THE SALE OF THE PRINCETON FIXED INCOME GROUP AND THE APPROVAL OF THE SMC SUB-ADVISORY AGREEMENT AFFECT SHAREHOLDERS OF THE FUND?

        Claymore currently serves as the Fund's investment adviser and is responsible for the day-to-day management of the Fund's Municipal Securities Portfolio. In addition Claymore is responsible for the Fund's overall asset allocation and other Fund-wide investment management decisions, such as those involving the Fund's use of leverage and hedging strategies, and oversight of TS&W, the Fund's sub-adviser with respect to the Equity and Income Portfolio. Upon approval of the SMC Sub-Advisory Agreement by Shareholders and consummation of the Transaction, Claymore will continue to serve as the Fund's investment adviser and will continue to be responsible for the Fund's overall asset allocation and other Fund-wide investment management decisions. Pursuant to the SMC Sub-Advisory Agreement, SMC will serve as a sub-adviser to the Fund and will assume responsibility for the day-to-day management of the Fund's Municipal Securities Portfolio following consummation of the Transaction. The portfolio management personnel who currently manage the Fund's Municipal Securities Portfolio will accept employment with SMC and will continue to manage the Fund's Municipal Securities Portfolio.

        TS&W will continue to be responsible for the day-to-day management of the Fund's Equity and Income Portfolio pursuant to an investment sub-advisory agreement currently in place among the Fund, the Adviser and TS&W.

     - WILL THE FUND'S PORTFOLIO MANAGEMENT TEAM CHANGE AS A RESULT OF THE TRANSACTION?

        No. The portfolio management personnel employed by Claymore's Princeton Fixed Income Group who are currently responsible for the management of the Fund's Municipal Securities Portfolio will, as a condition of consummating the Transaction, accept employment with SMC and will continue to be responsible for the day-to-day management of the Fund's Municipal Securities Portfolio.

     -  WILL THE TOTAL ADVISORY FEES PAID BY THE FUND CHANGE?

        No. The total fee paid by the Fund for advisory services will remain the same. The Fund's investment advisory agreement with the Adviser will remain in effect and the Fund will continue to pay an advisory fee to the Adviser at the annual rate of 0.70% of the Fund's average daily Managed Assets (as defined herein). The Adviser will pay a sub-advisory fee to TS&W at the annual rate of 0.42% of the Fund's average daily Managed Assets attributable to the Fund's Equity and Income Portfolio and a sub-advisory fee to SMC at the annual rate of 0.30% of the Fund's average daily Managed Assets attributable to the Fund's Municipal Securities Portfolio.

     - WHAT WILL HAPPEN IF THE FUND'S SHAREHOLDERS DO NOT APPROVE THE SMC SUB-ADVISORY AGREEMENT?

        In the event that Shareholders of the Fund fail to approve the SMC Sub-Advisory Agreement, the Fund's Board of Trustees will consider alternative options to provide for continued investment management services with respect to Fund's Municipal Securities Portfolio and will take such actions as it deems to be in the best interests of the Fund.

                                        2
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     -  WILL YOUR VOTE MAKE A DIFFERENCE?

        YES! Your vote is important and could make a difference in the governance of the Fund, no matter how many Shares you own.

     -  WHO IS ASKING FOR YOUR VOTE?

        The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Tuesday, June 27, 2006, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous page). The Notice of Annual Meeting, the proxy and this Proxy Statement are being mailed
        on or about May   , 2006.

     -  HOW DOES THE BOARD RECOMMEND THAT SHAREHOLDERS VOTE ON EACH PROPOSAL?

        The Board recommends that you vote "FOR" each proposal.

     -  WHO IS ELIGIBLE TO VOTE?

        Shareholders of record of the Fund at the close of business on May 1, 2006 are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Each Share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your Shares will be voted in accordance with the Board's recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies' discretion unless you specify otherwise in your proxy.

     -  HOW MANY SHARES OF THE FUND WERE OUTSTANDING AS OF THE RECORD DATE?

        At the close of business on May 1, 2006, the Fund had      Common Shares
        outstanding and 4,800 Preferred Shares outstanding.

PROPOSAL 1: APPROVAL OF SUB-ADVISORY AGREEMENT

INTRODUCTION

     Claymore currently serves as the Fund's investment adviser and is responsible for the day-to-day management of the Fund's Municipal Securities Portfolio and for the Fund's overall asset allocation and other Fund-wide investment management decisions, such as those involving the Fund's use of leverage and hedging strategies, and oversight of the Fund's sub-adviser. TS&W serves as the Fund's investment sub-adviser and is responsible for the day-to-day management of the Fund's Equity and Income Portfolio.

     Claymore has entered into the Transaction Agreement with SMC to sell substantially all of the assets of Claymore's Princeton Fixed Income Group to SMC. Upon the consummation of the Transaction, the portfolio management personnel employed by Claymore who are currently responsible for the management of the Fund's Municipal Securities Portfolio will, as a condition of consummating the Transaction, accept employment with SMC.

     In order for the management of the Fund to continue uninterrupted after the consummation of the Transaction, we are asking the Shareholders of the Fund to approve an investment sub-advisory agreement among the Fund, the Adviser and SMC, pursuant to which SMC will be responsible for the day-to-day management of the Fund's Municipal Securities Portfolio.

     Following the consummation of the Transaction, the Fund's advisory agreement with the Adviser and the sub-advisory agreement among the Fund, the Adviser and TS&W will remain in effect and the total fees paid by the Fund for advisory services will remain the same.

     As described below, on April 11, 2006 the Board, including a majority of the Trustees who are not "interested persons" of the Fund, the Adviser or the Sub-Advisers, approved the SMC Sub-Advisory Agreement and recommended its approval by Shareholders in order to ensure continuity of investment advisory services after the consummation of the Transaction. The Investment Company Act of 1940, as amended (the "1940 Act") requires that the SMC Sub-Advisory Agreement be approved by the Fund's Shareholders in order for it to become effective.

THE TRANSACTION

     On April [ ], 2006, Claymore entered into the Transaction Agreement pursuant to which Claymore will sell substantially all of the assets of its Princeton Fixed Income Group to SMC. SMC is a newly created subsidiary of Spring Mountain and is registered with the SEC as an investment adviser under the Advisers Act. Spring Mountain will provide capital to SMC to be used by SMC to purchase Claymore's Princeton Fixed Income Group and to cover SMC's operating expenses over the following twelve months.

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     Consummation of the Transaction is subject to certain terms and conditions, including, among others: (i) approval of the SMC Sub-Advisory Agreement by the Board of Trustees of the Fund, (ii) approval of the SMC Sub-Advisory Agreement by Shareholders of the Fund, (iii) the execution of the SMC Sub-Advisory Agreement by the Fund, the Adviser and SMC and (iv) termination of employment with the Adviser and acceptance of employment with SMC by certain personnel of the Princeton Fixed Income Group, including the personnel who currently manage the Fund's Municipal Securities Portfolio.

     Although there is no assurance that the Transaction will completed, the closing of the Transaction is expected to occur as soon as practicable following the approval of the SMC Sub-Advisory Agreement by Shareholders of the Fund, assuming each of the other terms and conditions applicable to the Transaction is satisfied or waived.

     Until the consummation of the Transaction, the Adviser will continue to conduct the business of its Princeton Fixed Income Group and will continue to be responsible for the day-to-day management of the Fund's Municipal Securities Portfolio.

     If the Transaction has not be completed by [   ], 2006, the Transaction
Agreement may be terminated by either the Adviser or SMC. In the event that the Transaction Agreement is terminated or the Transaction is not consummated for any reason, including the failure of Shareholders of the Fund to approve the SMC Sub-Advisory Agreement, the Fund's Board of Trustees will consider alternative options to provide for investment management services with respect to the Fund's Municipal Securities Portfolio and will take such action as it deems to be in the best interests of the Fund.

SMC FIXED INCOME MANAGEMENT, LP

     SMC Fixed Income Management, LP is a newly organized subsidiary of Spring Mountain Capital, LP and is registered with the SEC as an investment adviser pursuant to the Advisers Act. Spring Mountain is an investment management firm, founded in July 2001, specializing in alternative investments and advisory services for both broad asset allocation and/or focused portfolios. As of December 1, 2005, Spring Mountain directly managed over $1.4 billion in assets in fund of funds structures and separately managed accounts and provided investment advisory services to over $2 billion in assets.

     It is a condition to the consummation of the Transaction that the portfolio management personnel employed by the Adviser's Princeton Fixed Income Group who currently manage the Fund's Municipal Securities Portfolio accept employment with SMC. Following the consummation of the Transaction, such personnel will continue to be responsible for the management of the Fund's Municipal Securities Portfolio.

     SMC is a Delaware limited partnership, with its principal offices at 5 Vaughn Drive, Suite 119, Princeton, New Jersey 08540. The General Partner of SMC is SMC Fixed Income Management, LLC, a Delaware limited liability company with its principal offices at 65 East 55th Street, New York, New York 10022, and the initial limited partners of SMC will be Spring Mountain and Vincent Giordano. Mr. Giordano is currently a Vice President of the Fund. The Managing Members of SMC Fixed Income Management, LLC will be Spring Mountain and Mr. Giordano. Spring Mountain is a Delaware limited partnership, with its principal offices at 65 East 55th Street, New York, New York 10022.

SMC SUB-ADVISORY AGREEMENT

     Pursuant to the SMC Sub-Advisory Agreement, SMC will act as the Fund's investment sub-adviser and will be responsible for the day-to-day management of the Fund's Municipal Securities Portfolio. Under the terms of the SMC Sub-Advisory Agreement, subject to the oversight of the Board of Trustees and the supervision of the Adviser, SMC will furnish continuously an investment program for the Fund's Municipal Securities Portfolio in accordance with the Fund's investment objective and policies, make investment decisions with respect to the Municipal Securities Portfolio on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments in the Municipal Securities Portfolio for the Fund.

     Pursuant to the SMC Sub-Advisory Agreement, the Adviser will pay to SMC a monthly fee at the annual rate of 0.30% of the Fund's average daily Managed Assets attributable to the Fund's Municipal Securities Portfolio. "Managed Assets" of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any financial leverage, minus liabilities, other than liabilities related to any financial leverage. The liquidation preference of the Fund's Preferred Shares is not a liability and thus the assets attributable to the Preferred Shares are included in the Fund's Managed Assets.

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     If approved by Shareholders of the Fund, the SMC Sub-Advisory Agreement
will continue until two years from the date of implementation and from year-to-year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the SMC Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The SMC Sub-Advisory Agreement will terminate automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of a party thereto, by the Fund's Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding Shares.

     The SMC Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, SMC is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

     A form of the SMC Sub-Advisory Agreement is attached to this Proxy Statement as Appendix A and the discussion contained herein regarding the SMC Sub-Advisory Agreement is qualified in its entirety by reference to the attached form of sub-advisory agreement.

ADVISORY FEES

     The total advisory fee paid by the Fund will remain unchanged following approval of the SMC Sub-Advisory Agreement and the consummation of the Transaction. The Fund will continue to pay to the Adviser a monthly fee at the annual rate of 0.70% of the Fund's average daily Managed Assets. Pursuant to the Sub-Advisory Agreement with TS&W, the Adviser will continue to pay to TS&W a monthly fee at the annual rate of 0.42% of the Fund's average daily Managed Assets attributable to the Fund's Equity and Income Portfolio. Pursuant to the SMC Sub-Advisory Agreement, the Adviser will pay to SMC a monthly fee at the annual rate of 0.30% of the Fund's average daily Managed Assets attributable to the Fund's Municipal Securities Portfolio.

BOARD APPROVAL OF THE SMC SUB-ADVISORY AGREEMENT

     Claymore discussed with the Trustees of the Fund over a period of time in early 2006 the possible sale of Claymore's Princeton Fixed Income Group. The Board of Trustees of the Fund, including those Trustees who are not "interested persons" of the Fund, Claymore or SMC, met on March 8, 2006 and on April 11, 2006 to consider the Transaction, the SMC Sub-Advisory Agreement and related matters. In advance of the meeting of the Board on March 8, 2006, the Independent Trustees, through their independent legal counsel, requested information from Claymore regarding its plans for the Princeton Fixed Income Group, which was provided to the Trustees prior to the meeting. On March 8, 2006, the Board discussed the materials provided by Claymore. Officers and employees of Claymore, including members of Claymore's Princeton Fixed Income Group who will accept employment with SMC following the Transaction, and of SMC, including Launny Steffens, founder and Chairman of Spring Mountain, were present at the meeting and answered questions from and participated in discussions with the Board regarding SMC, the Transaction and the SMC Sub-Advisory Agreement. On March 8, 2006 the Board, including a majority of the Trustees who are not "interested persons" of the Fund, the Adviser or TS&W, approved the continuation of the advisory agreement between the Fund and Claymore and the continuation of the sub-advisory agreement among the Fund, Claymore and TS&W.

The Board also requested further information and materials from Claymore and SMC regarding the Transaction in order to consider the SMC Sub-Advisory Agreement, which requested information was provided to the Board.

     In considering the SMC Sub-Advisory Agreement, the Board reviewed copies of the form of the SMC Sub-Advisory Agreement and materials provided by Claymore and Spring Mountain that were distributed to the Trustees in connection with their meetings on March 8, 2006 and on April 11, 2006. Officers and employees of Claymore and SMC, including Launny Steffens and members of Claymore's Princeton Fixed Income Group answered questions from and participated in discussions with the Trustees.

     The Independent Trustees, with the assistance of their independent legal counsel, met separately from the "interested" Trustees of the Fund and officers and employees of Claymore, TS&W and SMC to consider approval of the SMC Sub-Advisory Agreement. In considering approval of the SMC Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor or group of factors as determinative in its analysis. After considering all factors together, the Board of Trustees, including the Independent Trustees, determined, in the exercise of its business judgment, that approval of the SMC Sub-Advisory Agreement was in the best interests of the Fund. The following summary provides more detail on certain matters considered by the Board but does not detail all matters considered.

     With respect to the nature, extent and quality of the services to be provided by SMC, the Board considered that it was a condition to the closing of the Transaction that the portfolio management personnel employed by Claymore's Princeton Fixed Income Group who are currently responsible for the management of the Fund's

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Municipal Securities Portfolio become employees of SMC and that such personnel were expected to continue to provide such services to the Fund. The Board considered the nature, extent and quality of the services provided by such personnel and the roles and responsibilities of such personnel along with other SMC personnel. The Board also considered SMC's responses to various inquiries, including regulatory and legal issues, SMC's and Spring Mountain's Form ADV, financial information regarding SMC and Spring Mountain and the anticipated financial support to be provided to SMC by Spring Mountain. The Board determined that the nature, extent and quality of the services to be provided by SMC supported approval of the SMC Sub-Advisory Agreement.

     With respect to the performance of the Fund, the Board considered that the portfolio management personnel employed by Claymore's Princeton Fixed Income Group and currently responsible for the management of the Municipal Securities Portfolio would become employees of SMC and continue to manage the Municipal Securities Portfolio following the consummation of the Transaction. The Board considered the investment performance of the Fund, and the Municipal Securities Portfolio particularly, relative to its peers and applicable benchmarks. The Board determined that the performance of the Fund and the Municipal Securities Portfolio supported approval of the SMC Sub-Advisory Agreement.

     With respect to the proposed sub-advisory fee to be paid to SMC, the Board considered that the total advisory fee would remain unchanged as a result of the approval of the SMC Sub-Advisory Agreement and the consummation of the Transaction. The Board also considered the sub-advisory fees to be paid to SMC as compared to the total advisory fees and sub-advisory fees paid by other registered funds that invest in municipal securities and utilize investment sub-advisory arrangements. The Board concluded that the sub-advisory fees to be paid to SMC were reasonable. With respect to the costs of services to be provided and profits to be realized by SMC, the Board considered financial information relating to SMC and Spring Mountain and considered the anticipated financial support to be provided to SMC by Spring Mountain. The Board also reviewed the sub-advisory fee to be paid to SMC and considered that it had been negotiated at arm's length between Claymore and SMC, an unaffiliated third party, and that Claymore would compensate SMC from its fees. The Board considered the estimated profitability of Claymore. The Board concluded that the sub-advisory fees to be paid to SMC and the profitability considerations supported approval of the SMC Sub-Advisory Agreement.

     The Board considered the extent to which economies of scale could be realized and noted that given the size of the Fund and its status as a closed-end investment company, significant additional opportunities for economies of scale were unlikely.

     The Board considered other benefits to SMC and its affiliates to be derived from its relationship with the Fund. The Board concluded that any such additional benefits to SMC and its affiliates to be derived from its relationship with the Fund were negligible and, after taking into account such other benefits, determined that the sub-advisory fee to be paid to SMC was reasonable.

     The Board, including a majority of the Trustees who are not "interested persons" of the Fund, the Adviser or SMC, approved the SMC Sub-Advisory Agreement and recommended its approval by Shareholders to provide for continued investment advisory services to the Fund after the consummation of the Transaction. After considering all factors together, the Board of Trustees, including the Independent Trustees, determined, in the exercise of its business judgment, that approval of the SMC Sub-Advisory Agreement was in the best interests of the Fund.

     SHAREHOLDER APPROVAL

     To become effective, the 1940 Act requires that the SMC Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined by the 1940 Act as the lesser of the vote of (a) 67% or more of the voting securities of the Fund that are present or represented by proxy, provided that holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. The holders of the Fund's Common Shares and the holders of the Fund's Preferred Shares will have equal voting rights (i.e., one vote per Share) and will vote together as a single class with respect to the approval of the SMC Sub-Advisory Agreement.

     The SMC Sub-Advisory Agreement was approved by the Board, and by the Independent Trustees separately, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board also determined to submit the SMC Sub-Advisory Agreement for consideration by the Shareholders of the Fund.

     The Board of the Fund, including the Independent Trustees, unanimously recommends that you vote "FOR" the approval of the SMC Sub-Advisory Agreement.

PROPOSAL TWO: ELECTION OF TRUSTEES

     The Common Shares of the Fund are listed on the NYSE, which requires the Fund to hold a meeting of Shareholders to elect Trustees each fiscal year. Therefore, Shareholders of the Fund are being asked to elect Trustees to the Board in the following manner:

     (a) to elect one Trustee (Ronald A. Nyberg) as a Class II Trustee by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Fund's 2009 annual meeting of Shareholders or until a successor shall have been elected and qualified;

     (b) to elect one Trustee (L. Kent Moore) as a Class II Trustee by holders of Preferred Shares voting as a separate class, to serve until the Fund's 2009 annual meeting of Shareholders or until a successor shall have been elected and qualified.

COMPOSITION OF THE BOARD OF TRUSTEES

     The Trustees of the Fund are classified into three classes of Trustees:
Class I Trustees, Class II Trustees and Class III Trustees. Assuming each of the nominees is elected at the Annual Meeting, the Board will be constituted as follows:

         CLASS I TRUSTEES
         -Mr. Randall C. Barnes, Mr. Nicholas Dalmaso* and Mr. Robert M. Hamje are the Class I Trustees. It is currently anticipated that the Class I Trustees will next stand for election at the Fund's 2008 annual meeting of Shareholders.

         CLASS II TRUSTEES
         -Mr. L. Kent Moore* and Mr. Ronald A. Nyberg are the Class II Trustees. Mr. Moore and Mr. Nyberg are standing for election at the Annual Meeting. It is currently anticipated that the Class II Trustees will next stand for election at the Fund's 2009 annual meeting of Shareholders.

         CLASS III TRUSTEES
         -Mr. Matthew J. Appelstein, Mr. Steven D. Cosler and Mr. Ronald E. Toupin, Jr. are the Class III Trustees. It is currently anticipated that the Class III Trustees will stand for election at the Fund's 2007 annual meeting of Shareholders.

----------
         * Designated as Trustee representing holders of the Fund's Preferred Shares.

     Generally, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. Each Class II Trustee will hold office for three years or until his successor shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms as described above. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Class II Trustees named above. Each Class II Trustee nominee has indicated that he has consented to serve as a Trustee if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     Certain information concerning the Trustees and officers of the Fund is set forth in the tables below. The "interested" Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) are indicated below. Independent Trustees are those who are not interested persons of the Fund, the Adviser, TS&W or SMC and comply with the definition of "independent" (as defined in Rule 10A-3 of the Securities Exchange Act of 1934) (the "Independent Trustees").

     The Fund is part of a fund complex (referred to herein as the "Fund Complex") comprised of thirteen closed-end funds, including the Fund, and five open-end funds.

TRUSTEES

                                                                                   NUMBER OF
                                          TERM OF                                  PORTFOLIOS
                                         OFFICE AND                                 IN FUND
                           POSITION(S)     LENGTH                                   COMPLEX
                              HELD        TIME OF        PRINCIPAL OCCUPATION       OVERSEEN        OTHER DIRECTORSHIPS
NAME, ADDRESS(1) AND AGE   WITH FUND      SERVED(2)   DURING THE PAST FIVE YEARS   BY TRUSTEE         HELD BY TRUSTEE
------------------------   -----------   ----------   --------------------------   ----------   ---------------------------
INDEPENDENT TRUSTEES:

Randall C. Barnes          Trustee       Trustee      Formerly, Senior Vice           13        None.
Year of birth: 1951                      since        President Treasurer
                                         2005         (1993-1997), President,
                                                      Pizza Hut International
                                                      (1991-1993) and Senior
                                                      Vice President, Strategic
                                                      Planning and New Business
                                                      Development (1987-1990) of
                                                      PepsiCo, Inc. (1987-1997).

Steven D. Cosler           Trustee       Trustee      Formerly, President, Chief       2        None.
Year of birth: 1955                      since        Executive Officer and
                                         2005         Director of Priority
                                                      Healthcare Corporation
                                                      (2002-2005). Formerly,
                                                      President and Chief
                                                      Operating Officer of
                                                      Priority Healthcare
                                                      Corporation (2001-2002).
                                                      Formerly, Executive Vice
                                                      President and Chief
                                                      Operating Officer of
                                                      Priority Healthcare
                                                      Corporation (2000-2001).

Robert M. Hamje            Trustee       Trustee      Advisor to the Cleveland         2        Trustee, Old Mutual Advisor
Year of birth: 1942                      since        Foundation Investment                     Funds.
                                         2004         Committee. Formerly,
                                                      President and Chief
                                                      Investment Officer of TRW
                                                      Investment Management
                                                      Company (1990-2003).

L. Kent Moore*(3)          Trustee       Trustee      Partner at WillSource            2        Trustee, Old Mutual Advisor
Year of birth: 1955                      since        Enterprise (October 2005-                 Funds.
                                         2004         present). Previously,
                                                      Managing Director High
                                                      Sierra Energy L.P., (2004-
                                                      2005). Formerly, Portfolio
                                                      Manager and Vice President
                                                      of Janus Capital Corp.
                                                      (2000-2002) and Senior
                                                      Analyst / Portfolio
                                                      Manager of Marsico Capital
                                                      Management (1997-1999).

Ronald A. Nyberg(3)        Trustee       Trustee      Principal of Ronald A.          16        None.
Year of birth: 1953                      since        Nyberg, Ltd., a law firm
                                         2004         specializing in corporate
                                                      law, estate planning and
                                                      business transactions
                                                      (2000-present). Formerly,
                                                      Executive Vice President,
                                                      General Counsel and
                                                      Corporate Secretary of Van
                                                      Kampen Investments
                                                      (1982-1999).

                                                                                   NUMBER OF
                                          TERM OF                                  PORTFOLIOS
                                         OFFICE AND                                 IN FUND
                           POSITION(S)     LENGTH                                   COMPLEX
                              HELD        TIME OF        PRINCIPAL OCCUPATION       OVERSEEN        OTHER DIRECTORSHIPS
NAME, ADDRESS(1) AND AGE   WITH FUND      SERVED(2)   DURING THE PAST FIVE YEARS   BY TRUSTEE         HELD BY TRUSTEE
------------------------   -----------   ----------   --------------------------   ----------   ---------------------------
Ronald E. Toupin, Jr.      Trustee       Trustee      Formerly Vice President,        14        None.
Year of birth: 1958                      since        Manager and Portfolio
                                         2004         Manager of Nuveen Asset
                                                      Management (1998-1999),
                                                      Vice President of Nuveen
                                                      Investment Advisory
                                                      Corporation (1992-1999),
                                                      Vice President and Manager
                                                      of Nuveen Unit Investment
                                                      Trusts (1991-1999), and
                                                      Assistant Vice President
                                                      and Portfolio Manager of
                                                      Nuveen Unit Trusts
                                                      (1988-1999), each of John
                                                      Nuveen & Company, Inc.
                                                      (asset manager)
                                                      (1982-1999).

INTERESTED TRUSTEES:

Matthew J. Appelstein+     Trustee       Trustee      Director of Investment           2        Trustee, Old Mutual Advisor
Year of birth: 1961                      since        Services, Old Mutual Asset                Funds.
                                         2005         Management (2003-present).
                                                      Formerly, Senior Vice
                                                      President of Consulting
                                                      Relationship and Director
                                                      of Investment Services,
                                                      Fidelity Management Trust
                                                      Company (1998-2003).

Nicholas Dalmaso+ *        Trustee,      Trustee      Senior Managing Director        16        None.
Year of birth: 1965        Chief Legal   since        and General Counsel of
                           and           2004         Claymore Advisors, LLC and
                           Executive                  Claymore Securities, Inc.
                           Officer                    (2001-present). Formerly,
                                                      Assistant General Counsel,
                                                      John Nuveen and Company
                                                      Inc. (1999-2000).
                                                      Formerly, Vice President
                                                      and Associate General
                                                      Counsel of Van Kampen
                                                      Investments, Inc.
                                                      (1992-1999).

----------
    + "Interested person" of the Fund as defined in the 1940 Act. Mr. Appelstein is an interested person of the Fund because he is an officer of Old Mutual Asset Management, the parent company of TS&W. Mr. Dalmaso is an interested person of the Fund because he is an officer of the Adviser and certain of its affiliates.

    *  Designated as Trustee representing holders of the Fund's Preferred
       Shares.

  (1) The business address of each Trustee of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

  (2) After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the class of trustees for which he serves.

  (3)  Nominee for election as a Trustee at the Annual Meeting.

EXECUTIVE OFFICERS

The following information relates to the executive officers of the Fund who are not Trustees. The officers are appointed by the Trustees and serve until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers or employees of the Adviser, the Sub-Advisers or affiliates of the Adviser or the Sub-Advisers and may receive compensation in such capacities.

OFFICERS:

                                                              PRINCIPAL OCCUPATION DURING
NAME, ADDRESS(1) AND AGE                TITLE                     THE PAST FIVE YEARS
-----------------------------  ----------------------  -------------------------------------------
Steven M. Hill                 Chief Financial         Senior Managing Director and Chief
Year of birth: 1964            Officer, Chief          Financial Officer of Claymore Advisors, LLC
                               Accounting Officer and  and Claymore Securities, Inc.; Chief
                               Treasurer               Financial Officer, Chief Accounting Officer
                                                       and Treasurer of certain funds in the Fund
                                                       Complex. Previously, Treasurer of Henderson
                                                       Global Funds and Operations Manager for
                                                       Henderson Global Investors (NA) Inc.
                                                       (2002-2003); Managing Director, FrontPoint
                                                       Partners LLC (2001-2002); Vice President,
                                                       Nuveen Investments (1999-2001); Chief
                                                       Financial Officer, Skyline Asset Management
                                                       LP, (1999); Vice President, Van Kampen
                                                       Investments and Assistant Treasurer, Van
                                                       Kampen mutual funds (1989-1999).

Vincent R. Giordano            Vice President          Senior Managing Director of Claymore
Year of birth: 1948                                    Advisors, LLC. Previously, Senior Vice
                                                       President and Portfolio Manager of Merrill
                                                       Lynch Asset Management, Inc. (1985-2001).

George Gregorio                Vice President          Managing Director of Claymore Advisors,
Year of birth: 1949                                    LLC. Previously, Sell Side Analyst for JB
                                                       Hanauer & Co.

Roberto W. Roffo               Vice President          Managing Director of Claymore Advisors,
Year of birth: 1966                                    LLC. Previously, Director and Vice
                                                       President of Merrill Lynch Investment
                                                       Managers.

Richard C. Sarhaddi            Assistant Secretary     Assistant Vice President of Claymore
Year of birth: 1974                                    Advisors, LLC and Claymore Securities, Inc.
                                                       Previously, Editor, CCH Incorporated.

------------
 (1) The business address of each officer of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

     Upon the consummation of the Transaction, Vincent R. Giordano, George Gregorio and Roberto W. Roffo will accept employment with SMC and will continue to serve as Vice Presidents of the Fund. Vincent R. Giordano will also be a limited partner of SMC and a Managing Member of SMC's general partner, SMC Fixed Income Management, LLC.

BOARD COMMITTEES

     The Trustees have determined that the efficient conduct of the Trustees' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Two of the committees of the Board are the Audit Committee and the Nominating and Governance Committee.

     AUDIT COMMITTEE The Board has an Audit Committee, composed of Randall C. Barnes, Steven D. Cosler, Robert M. Hamje, L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the NYSE. The Audit Committee is charged with selecting a firm of independent accountants for the Fund and reviewing accounting matters with the accountants.

     The Audit Committee presents the following report:

     The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the independent auditors required by Indendence Standards Board Standard No. 1 and has discussed with the auditors the auditors' independence and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund's Annual Report for the past fiscal period.

     The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on August 17, 2005 (the "Audit Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Fund's Audit Committee Charter is attached hereto as Appendix B.

     NOMINATING AND GOVERNANCE COMMITTEE The Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, Steven D. Cosler, Robert M. Hamje, L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr, each of whom is an Independent Trustee.

     The Nominating and Governance Committee is governed by a written charter (the "Nominating and Governance Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Fund's Nominating and Governance Committee Charter was filed as Appendix B to the Fund's 2005 Proxy Statement.

     As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Governance Committee will consider Trustee candidates recommended by Shareholders. In considering candidates submitted by Shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a Shareholder must submit the recommendation in writing and must include the information required by the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix A to the Fund's Nominating and Governance Committee Charter which was filed as Appendix B to the Fund's 2005 Proxy Statement.

     The Shareholder recommendation must be sent to the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

SHAREHOLDER COMMUNICATIONS

     Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board of Trustees or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

     As of April 10, 2006, each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

                                   DOLLAR RANGE OF EQUITY       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
       NAME OF TRUSTEE             SECURITIES IN THE FUND         OVERSEEN BY TRUSTEES IN THE FUND COMPLEX
       ---------------           --------------------------    ---------------------------------------------
       INDEPENDENT TRUSTEES:
       Randall C. Barnes               $10,001-$50,000                         over $100,000
       Steven D. Cosler                $10,001-$50,000                        $10,001-$50,000
       Robert M. Hamje                $50,001-$100,000                       $50,001-$100,000
       L. Kent Moore                    over $100,000                          over $100,000
       Ronald A. Nyberg               $50,001-$100,000                         over $100,000
       Ronald E. Toupin, Jr.                 0                                       0

       INTERESTED TRUSTEES:
       Matthew Appelstein                    0                                       0
       Nicholas Dalmaso                      0                                       0

     As of April 10, 2006, each Trustee and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares of the Fund.

BOARD MEETINGS

     During the Fund's fiscal year ended December 31, 2005, the Board held 4 meetings, the Fund's Audit Committee held 4 meetings and the Fund's Nominating and Governance Committee held 3 meetings.

     Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the Fund's fiscal year ended December 31, 2005. It is the Fund's policy to encourage Trustees to attend annual Shareholders' meetings.

TRUSTEE COMPENSATION

     The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Adviser, the Sub-Advisers or their respective affiliates and pays an additional annual fee to the chairman of the Board and of any committee of the Board. The following table provides information regarding the compensation of the Fund's Trustees for the Fund's fiscal year ended December 31, 2005. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this proxy statement.

                                     COMPENSATION             TOTAL COMPENSATION
     NAME OF BOARD MEMBER(1)         FROM THE FUND           FROM THE FUND COMPLEX
     -----------------------         -------------           ---------------------
     Randall C. Barnes                  $ 11,000                   $  186,750
     Steven D. Cosler                   $ 11,000                   $   18,250
     Robert M. Hamje                    $ 22,500                   $   29,750
     L. Kent Moore                      $ 22,500                   $   29,750
     Ronald A. Nyberg                   $ 24,000                   $  231,875
     Ronald E. Toupin, Jr.              $ 24,000                   $  205,375

----------
     (1) Trustees not eligible for compensation are not included in the above table.

SHAREHOLDER APPROVAL

     With respect to Proposal 2(a), the affirmative vote of a majority of the Shares present at the Annual Meeting at which a quorum (i.e., a majority of the Shares entitled to vote on the Proposal) is present is necessary to approve the proposal. The holders of the Fund's Common Shares and the holders of the Fund's Preferred Shares will have equal voting rights (i.e. one vote per Share) and will vote together as a single class with respect to Proposal 2(a).

     With respect to Proposal 2(b), the affirmative vote of a majority of the Preferred Shares present at the Annual Meeting at which a quorum (i.e., a majority of the Preferred Shares entitled to vote on the Proposal) is present is necessary to approve the proposal. The holders of the Fund's Preferred Shares will have equal voting rights (i.e. one vote per Share) and will vote as a separate class with respect to Proposal 2(b).

     The Board of the Fund, including the Independent Trustees, unanimously recommends that you for "FOR ALL" of the nominees for the Board of Trustees listed in the Proxy Statement.

ADDITIONAL INFORMATION

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

     Information regarding how to vote via telephone or internet is included on the enclosed proxy card.

     Abstentions and "broker non-votes" (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as Shares present at the Annual Meeting for quorum purposes. With respect to Proposal 1, abstentions and broker non-votes will have the same effect as a vote AGAINST the Proposal. With respect to Proposal 2, abstentions and broker non-votes will have no effect on the outcome of the vote on the Proposal.

     All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. IF NO SPECIFICATION IS MADE ON A PROXY CARD, IT WILL BE VOTED FOR THE PROPOSAL SPECIFIED ON THE PROXY CARD. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting.

     The Board has fixed the close of business on May 1, 2006 as the record date for the determination of Shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund on that date will be entitled to one vote on each matter to be voted on by the Fund for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

ADVISER AND SUB-ADVISERS

     Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group Inc., acts as the Fund's investment adviser and is currently responsible for the day-to-day management of the Fund's Municipal Securities Portfolio. As of March 31, 2006, Claymore managed approximately $6.5 billion in total assets. Claymore is located at 2455 Corporate West Drive, Lisle, Illinois 60532.

     Thompson, Siegel & Walmsley, Inc. acts as the Fund's investment sub-adviser and is responsible for the day-to-day management of the Fund's Equity and Income Portfolio. As of March 31, 2006, TS&W managed approximately $7.2 billion in total assets. TS&W is located at PO Box 6883, 5000 Monument Avenue, Richmond, Virginia 23230. TS&W is wholly-owned by Old Mutual (US) Holdings Inc., a wholly-owned subsidiary of Old Mutual plc, a London-based, multi-national financial services firm. As of March 31, 2006, Old Mutual plc and its affiliates had approximately $247.6 billion of assets under management. Old Mutual plc is among the top 50 global financial services firms, based on assets under management.

     Upon approval of the SMC Sub-Advisory Agreement and consummation of the Transaction, SMC Fixed Income Management, LP will act as the Fund's investment sub-adviser and will be responsible for the day-to-day management of the Fund's Municipal Securities Portfolio. SMC Fixed Income Management, LP is a newly organized subsidiary of Spring Mountain Capital, LP, with its principal offices at 5 Vaughn Drive, Princeton, New Jersey 08540. Spring Mountain is an investment management firm founded in July 2001 specializing in alternative investments and advisory services for both broad asset allocation and/or focused portfolios. As of December 1, 2005 Spring Mountain directly managed over $1.4 billion in assets in fund of funds structures and separately managed accounts and provided investment advisory services to over $2 billion in assets.

ADMINISTRATOR

     Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illionis 60532, serves as the Fund's administrator.

INDEPENDENT AUDITOR

     Ernst & Young LLP ("E&Y") has been selected as the independent auditor by the Audit Committee of the Fund and approved by a majority of the Fund's Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during the Fund's fiscal year ended in 2005 and fiscal year ending in 2006. The Fund does not know of any direct or indirect financial interest of E&Y in the Fund.

     Representatives of E&Y will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

AUDIT FEES

     The aggregate fees billed to the Fund by E&Y for professional services rendered for the audit of the Fund's annual financial statements for the Fund's fiscal year ended December 31, 2005 were approximately $36,000.

AUDIT-RELATED FEES

     The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for the Fund's fiscal year ended December 31, 2005 for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements were $3,200 (such fees relate to services rendered, and out of pocket expenses incurred, in connection with the Fund's registration statements, comfort letters and consents). E&Y did not perform any other assurance and related services that were required to be approved by the Fund's Audit Committee for such period.

TAX FEES

     The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for the Fund's fiscal year ended December 31, 2005 for professional services rendered for tax compliance, tax advice, and tax planning were $5,000 (such fees relate to tax services provided by E&Y in connection with the Fund's excise tax calculations and review of the Fund's tax returns). E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund's Audit Committee for such period.

ALL OTHER FEES

     Other than those services described above, E&Y did not perform any other services on behalf of the Fund for the Fund's fiscal year ended December 31, 2005.

AGGREGATE NON-AUDIT FEES

     The aggregate non-audit fees billed by E&Y for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (not including a sub-adviser whose primary role is portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the Fund for the Fund's fiscal year ended December 31, 2005 were $5,000.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

     As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes Pre-Approval Policies and Procedures in Section IV of such Charter. The Fund's Audit Committee Charter is attached hereto as Appendix
B. The Audit Committee of the Fund has approved all audit and non-audit services provided by E&Y to the Fund, and all non-audit services provided by E&Y to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations of the Fund.

PRINCIPAL SHAREHOLDERS

     As of May 1, 2006, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund.

FINANCIAL STATEMENTS AND OTHER INFORMATION

     The Fund will furnish, without charge, a copy of the Fund's most recent Annual Report and Semi-Annual Report to any Shareholder upon request. Requests should be directed to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, (866) 882-0688.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund's officers and Trustees, certain officers of the Fund's investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange. Based upon the Fund's review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for Fund's fiscal year ended December 31, 2005, all filings applicable to such persons were completed and filed in a timely manner, except as follows: Mr. Ronald A. Nyberg, Trustee, inadvertently filed one late report relating to his purchase of the Fund's Preferred Shares and Messrs. Paul A. Ferwerda, H.B. Thomson III and Horace P. Whitworth, each an officer of TS&W, each inadvertently filed a late report relating to his purchase of the Fund's Common Shares.

PRIVACY PRINCIPLES OF THE FUND

     The Fund is committed to maintaining the privacy of Shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

     Generally, the Fund does not receive any non-public personal information relating to its Shareholders, although certain non-public personal information of its Shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its Shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service Shareholder accounts (for example, to a transfer agent or third party administrator).

     The Fund restricts access to non-public personal information about the Shareholders to employees of the Adviser with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its Shareholders.

DEADLINE FOR SHAREHOLDER PROPOSALS

     Shareholder proposals intended for inclusion in the Fund's proxy statement in connection with the Fund's 2007 annual meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") must
be received by the Fund at the Fund's principal executive offices by     , 2006.
In
order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive
offices not later than      , 2006.

EXPENSES OF PROXY SOLICITATION

     The cost of soliciting proxies will be borne by the Fund. Additional proxy solicitation costs with regard to Proposal 1 will be borne by the Adviser. The
Fund has retained [      ] as its proxy solicitor and will pay its customary fee
of approximately $[    ] plus the reimbursement of reasonable out-of-pocket
expenses. Certain officers of the Fund and certain officers and employees of Claymore or its affiliates (none of whom will receive additional compensation therefore), SMC or its affiliates (none of whom will receive additional
compensation therefore) or [   ], the proxy solicitor, may solicit proxies by
telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

OTHER MATTERS

     The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                                         Very truly yours,

                                         /s/ Nicholas Dalmaso

                                         NICHOLAS DALMASO
                                         CHIEF LEGAL AND EXECUTIVE OFFICER

     May      , 2006

                                                                      APPENDIX A

                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
                         FORM OF SUB-ADVISORY AGREEMENT

                        INVESTMENT SUB-ADVISORY AGREEMENT

     THIS INVESTMENT SUB-ADVISORY AGREEMENT (the "Agreement") dated as of ____________ __, 2006, among TS&W / Claymore Tax-Advantaged Balanced Fund, a Delaware statutory trust (the "Trust"), Claymore Advisors, LLC, a Delaware limited liability company (the "Adviser"), and SMC Fixed Income Management, LP, a Delaware limited partnership (the "Sub-Adviser").

     WHEREAS, the Adviser has agreed to furnish investment management and advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to the Trust Assets (defined below);

     WHEREAS, the investment advisory agreement between the Adviser and the Trust dated as of ____________ (such agreement or the most recent successor agreement between such parties relating to advisory services to the Trust is referred to herein as the "Investment Advisory Agreement") contemplates that the Adviser may sub-contract investment advisory services with respect to the Trust to a sub-adviser(s) pursuant to a sub-advisory agreement(s) agreeable to the Trust and approved in accordance with the provisions of the 1940 Act;

     WHEREAS, the Adviser wishes to retain the Sub-Adviser to provide certain sub-advisory services with respect to that portion of the Trust's assets (the "Trust Assets") allocated at any time and from time to time to the Municipal Securities Portfolio (as described in the Trust's Prospectus for common shares dated April 27, 2004) and including the proportionate share of such Trust Assets attributable to the proceeds from any preferred shares or other form of financial leverage of the Trust that may be outstanding, but minus the sum of the proportionate share of the Trust's accrued liabilities (other than the proportionate share of the Trust's aggregate indebtedness constituting financial leverage) (such portion of the Trust Assets so allocated, the "Municipal Securities Assets"). The liquidation preference of any preferred shares of the Trust, if any, constituting financial leverage shall not be considered a liability of the Trust. For purposes of this Agreement, the total assets of the Trust shall be calculated in the same manner as set forth in the Investment Advisory Agreement;

     WHEREAS, the Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

     WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

     1. APPOINTMENT. The Adviser hereby appoints the Sub-Adviser to act as a sub-adviser with respect to the Trust as set forth in this Agreement and the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. SERVICES OF THE SUB-ADVISER. Subject to the succeeding provisions of this section, the oversight and supervision of the Adviser and the direction and control of the Trust's Board of Trustees, the Sub-Adviser will perform certain of the day-to-day operations of the Trust which may include one or more of the following services at the request of the Adviser: (i) managing the investment and reinvestment of the Municipal Securities Assets in accordance with the investment policies of the Trust; (ii) arranging, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets for the Municipal Securities Portfolio; (iii) providing investment research and credit analysis concerning the Municipal Securities Assets; (iv) placing orders for purchases and sales of Municipal Securities Assets, (v) maintaining the books and records as are required to support Trust investment operations, as they relate to the Municipal Securities Portfolio, (vi) monitoring on a daily basis the investment activities and portfolio holdings relating to the Municipal Securities Portfolio and (vii) voting proxies relating to the Municipal Securities Portfolio's portfolio securities in accordance with the proxy voting policies and procedures of the Sub-Adviser. At the request of the Adviser, the Sub-Adviser will also, subject to the oversight and supervision of the Adviser and the direction and control of the Trust's Board of Trustees, consult with the Adviser as to the overall management of the Trust Assets and the investment policies and practices of the Trust, including (but not limited to) asset allocation decisions, the use by the Trust of financial leverage and elements (e.g., form, amount and costs) relating to such financial leverage and the utilization by the Trust of any interest rate or other hedging or risk management transactions in connection therewith; provided that the Adviser shall be responsible for and make all determinations regarding such matters under and in accordance with the Investment Advisory Agreement. In addition, the Sub-Adviser will keep the Trust and the Adviser informed of developments materially affecting the Municipal Securities Portfolio and shall, on its own initiative, furnish to the Trust all information relevant to such developments. The Sub-Adviser will periodically communicate to the Adviser, at such times as the Adviser may direct, information concerning the purchase and sale of securities for the Municipal Securities Portfolio, including: (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale is effected, (iv) the CUSIP number of the instrument, if any, and (v) such other information as the Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Investment Advisory Agreement. The Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the Trust's investment objective, policies and restrictions, as currently in effect and as they may be amended or supplemented from time to time (to the extent such amendments are not available to Sub-Advisor at Board meetings or other meetings where Sub-Advisor is, or should reasonably be expected to be, in attendance, written notice of such amendments shall be provided to Sub-Advisor), applicable to the Municipal Securities Portfolio as stated in the Trust's Prospectus filed with the SEC as part of the Trust's Registration Statement on Form N-2 and the resolutions of the Trust's Board of Trustees.

     3. COVENANTS. In the performance of its duties under this Agreement, the Sub-Adviser:

     (a) shall at all times comply and act in accordance with: (i) the provisions of the 1940 Act and the Advisers Act and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC"); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives, policies and restrictions of the Trust applicable to the Municipal Securities Portfolio as set forth in the Trust's Prospectus filed with the SEC as part of the Trust's Registration Statement on Form N-2; and (v) any policies, determinations and/or resolutions of the Board of Trustees of the Trust or the Adviser (to the extent such policies, determinations and/or resolutions are not available to Sub-Advisor at Board meetings or other meetings where Sub-Advisor is, or should reasonably be expected to be, in attendance, written notice of such policies, determinations and/or resolutions shall be provided to Sub-Advisor);

     (b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Adviser will adhere to the standard of best execution in placing its orders. In placing orders, the Sub-Adviser will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Adviser or the Sub-Adviser, as the case may be. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser and the Sub-Adviser to the Trust and their other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust's securities be purchased from or sold to the Adviser, the Sub-Adviser or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law provided that the Advisor shall provide the Sub-Advisor with a schedule of its affiliates and the Trust's affiliates;

     (c) will maintain books and records with respect to the Trust's securities transactions with respect to the Municipal Securities Portfolio and render to the Adviser and the Trust's Board of Trustees such periodic and special reports as they may reasonably request; and

     (d) will treat confidentially and as proprietary information of the Trust all records and other non-public information relative to the Trust, and the Trust's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder; provided that the Sub-Advisor may divulge such records to regulators, auditors, its attorneys or as may be required in accordance with applicable law.

     4. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Sub-Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its officers, employees or agents from buying, selling or trading any securities for their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser will not undertake any activities which will adversely affect the performance of its obligations under this Agreement.

     5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. AGENCY CROSS TRANSACTIONS. From time to time, the Sub-Adviser or brokers or dealers affiliated with the Sub-Adviser may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Sub-Adviser's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Sub-Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from both parties to the transaction without the advisory client's consent. This is because in a situation where a Sub-Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Sub-Adviser or an affiliate is receiving commissions from one or both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Sub-Adviser's part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits a Sub-Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Sub-Adviser or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Sub-Adviser.

     7. EXPENSES. During the term of this Agreement, the Sub-Adviser will bear all costs and expenses of its employees and any overhead incurred by the Sub-Adviser in connection with their duties hereunder and shall bear the costs of any salaries or trustees, fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Sub-Adviser.

     8.   COMPENSATION.

     (a) The Adviser agrees to pay to the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a monthly fee (the "Investment Management Fee") payable in arrears at an annual rate equal to [ ] of the average daily value of the Municipal Securities Assets. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

     (b) For purposes of this Agreement, the total assets of the Trust shall be calculated by the Advisor pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust's assets or delegating such calculations to third parties.

     9. CERTAIN INFORMATION. The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser failing to be registered as an investment adviser under the Advisers Act, (b) the Sub-Adviser having been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (c) the occurrence of any change in control of the Sub-Adviser or any parent of the Sub-Adviser within the meaning of the 1940 Act, or (d) the occurrence of any material adverse change in the business or financial position of the Sub-Adviser.

     10.  LIMITATION ON LIABILITY.

     (a) The Sub-Adviser will not be liable for any loss arising from any error of judgment or mistake of law or for any loss suffered by the Sub-Adviser, the Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

     (b) The Trust may, but shall not be required to, make advance payments to the Sub-Adviser in connection with the expenses of the Sub-Adviser in defending any action with respect to which damages or equitable relief might be sought against the Sub-Adviser under this Section (which payments shall be reimbursed to the Trust by the Sub-Adviser as provided below) if the Trust receives (i) a written affirmation of the Sub-Adviser's good faith belief that the standard of conduct necessary for the limitation of liability in this Section has been met and (ii) a written undertaking to reimburse the Trust whether or not the Sub-Adviser shall be deemed to have liability under this Section, such reimbursement to be due upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought as to whether or not the Sub-Adviser is liable under this Section or (2) in the absence of such a decision, upon the request of the Sub-Adviser for reimbursement by a majority vote of a quorum consisting of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"). In addition, at least one of the following conditions must be met: (A) the Sub-Adviser shall provide a security for such Sub-Adviser undertaking, (B) the Trust shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum of the Disinterested Non-Party Trustees of the Trust or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Sub-Adviser ultimately will be found not to be liable under this Section.

     11. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and shall continue (unless terminated automatically as set forth below) in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust's Board of Trustees or a vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust, without the payment of any penalty, upon giving the Sub-Adviser 60 days' notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Sub-Adviser on 60 days' written notice (which notice may be waived by the Trust), and will terminate automatically upon any termination of the Investment Advisory Agreement between the Trust and the Adviser. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

     12. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid or on the first day after the electronic confirmation of receipt by the recipient of the notice if sent via email.

     13. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

     14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

     15. USE OF THE NAME _______. The Sub-Adviser has consented to the use by the Trust of the name or identifying word "__________" in the name of the Trust. Such consent is conditioned upon the employment of the Sub-Adviser as the Sub-Adviser to the Trust. The names or identifying words "___" may be used from time to time in other connections and for other purposes by the Sub-Adviser and any of its affiliates. The Sub-Adviser may require the Trust to cease using "_______" in the name of the Trust if the Trust or the Adviser ceases to employ, for any reason, the Sub-Adviser, any successor thereto or any affiliate thereof as Sub-Adviser of the Trust.

     16. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or other wise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

     17. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

                                      CLAYMORE ADVISORS, LLC

                                          By:
                                             --------------------------------
                                             [  ]
                                             [  ]

                                      TS&W / CLAYMORE TAX-ADVANTAGED
                                      BALANCED FUND

                                          By:
                                             --------------------------------
                                             [  ]
                                             [  ]

                                      SMC FIXED INCOME MANAGEMENT, LP

                                          By:
                                             --------------------------------
                                             [  ]
                                             [  ]

                                                                      APPENDIX B

                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND

                             AUDIT COMMITTEE CHARTER

                            APPROVED AUGUST 17, 2005

I.    PURPOSE

     The Audit Committee is a committee of the Board of the Trust. Its primary function is to assist the Board in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

     The Audit Committee serves as an independent and objective party to monitor the Trust's accounting policies, financial reporting and internal control system, as well as the work of the independent auditors. The Audit Committee assists Board oversight of (1) the integrity of the Trust's financial statements; (2) the Trust's compliance with legal and regulatory requirements;
(3) the independent auditors' qualifications and independence; and (4) the performance of the Trust's independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Trust management, the personnel responsible for internal audit functions and the Board.

        - Trust management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

        - The independent auditors have the primary responsibility to plan and implement a proper audit, including consideration of the Trust's accounting, reporting and internal control practices.

     The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.

     Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Trust's financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.

II.   COMPOSITION

     The Audit Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of the Audit Committee, a board member is independent if:

        - he or she is not an "interested person" of the Trust as that term is defined in the Investment Company Act of 1940; and

        - he or she does not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Trust (except in the capacity as a Board or committee member).

     Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment (or must become financially literate within a reasonable time after his or her appointment to the Audit Committee). The Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an "audit committee financial expert" as defined in Form N-CSR. The Audit Committee will submit such determination to the Board for its final determination.

     The members and Chairman of the Audit Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

     No member of the Audit Committee shall serve on the audit committee of three or more public companies (or three or more investment company complexes) in addition to his or her service on the Audit Committee of the Trust (excluding service on the audit committees of other funds in the fund complex), unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Audit Committee.

III.  MEETINGS

     The Audit Committee shall meet two times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.

     As part of its job to foster open communication, the Audit Committee shall meet annually with senior Trust management responsible for accounting and financial reporting and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

IV.   RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

     A.  CHARTER

            Review this Charter, annually, and recommend changes, if any, to the Board.

     B.  INTERNAL CONTROLS

        1. Review, annually, with Trust management and the independent auditors:

            (a) the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Trust management personnel responsible for accounting and financial reporting; and

            (b) their separate evaluation of the adequacy and effectiveness of the Trust's system of internal controls, including those of the Trust's service providers.

        2.  Review, with Trust management and the independent auditors:

            (a) the Trust's plan related to the Trust's systems for accounting, reporting and internal controls;

            (b) the responsibilities, resources and staffing with respect to the activities in IV.B.2.(a) above; and

            (c) any significant audit findings or recommendations related to the Trust's systems for accounting, reporting and internal controls and Trust management's response.

        3. Monitor procedures for the receipt, retention and treatment of complaints received by the Trust and/or the Audit Committee regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers and trustees of the Trust or employees of the Adviser, underwriter and any provider of accounting-related services to the Trust of concerns regarding questionable accounting or auditing matters.

        4. Review, annually, with Trust management and the independent auditors, policies for valuation of Trust portfolio securities, and the frequency and magnitude of pricing errors.

     C.  INDEPENDENT AUDITORS

        1. Approve, and recommend to the Board, the appointment, retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent auditors. Such selection shall be pursuant to a written engagement letter approved by the Audit Committee.

        2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

            (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

        3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

            (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

        4. On an annual basis, request, receive in writing and review a report by the independent auditors describing:

            (a)  the independent auditors' internal quality-control procedures;

            (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

            (c) all relationships between the independent auditors and the Trust, so as to assess the auditors' independence, including identification of all relationships the independent auditors have with the Trust and all significant relationships the independent auditors have with the Adviser (and any "control affiliate" of the Adviser) and any material service provider to the Trust (including, but not limited to, disclosures regarding the independent auditors' independence required by Independence Standards Board Standard No. 1 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X).

            In assessing the auditors' independence, the Audit Committee shall take into account the opinions of Trust management. The Committee will present its conclusions with respect to the independent auditors to the Board, and recommend that the Board take appropriate action, if any, in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

        5. On an annual basis, review and evaluate the lead audit partner (such review to include consideration of whether, in addition to the regular rotation of the lead audit partner as required by law, in order to assure continuing auditor independence, there should be regular consideration of rotation of the firm serving as independent auditors).

        6. On an annual basis, meet with the independent auditors and Trust management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

        7. Review the management letter prepared by the independent auditors and Trust management's response.

     D.  FINANCIAL REPORTING PROCESSES

        1. Review with Trust management and the independent auditors the Trust's semi-annual financial statements.

        2. Review with Trust management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by Statements on Auditing Standards No. 61, including:

            - the independent auditors' judgments about the quality, and not just the acceptability, of the Trust's accounting principles as applied in its financial reporting;

            - the process used by Trust management in formulating estimates and the independent auditors' conclusions regarding the reasonableness of those estimates;

            - all significant adjustments arising from the audit, whether or not recorded by the Trust;

            - when the independent auditors are aware that Trust management has consulted with other accountants about significant accounting and auditing matters, the independent auditors' views about the subject of the consultation;

            - any disagreements with Trust management regarding accounting or reporting matters;

            - any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditors' activities or on access to requested information; and

            - significant deficiencies in the design or operation of internal controls.

        3. The independent auditors shall report, within 90 days prior to the filing of the Trust's annual financial statements with the SEC, to the Audit Committee:

            (a)  all critical accounting policies and practices to be used;

            (b) all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Trust management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

            (c) other material written communications between the independent auditors and Trust management including, but not limited to, any management letter or schedule of unadjusted differences; and

            (d) all non-audit services provided to an entity in the "investment company complex" as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

        4. Review, annually, with Trust management and the independent auditors, the Trust's "disclosure controls and procedures" and the Trust's "internal control over financial reporting" as defined in Rule 30a-3(c) and (d) under the Investment Company Act of 1940.

        5. Review with Trust management and the independent auditors a report by Trust management covering any Form N-CSR and Form N-Q filed, and any required certification of such filing, along with the results of Trust management's most recent evaluation of the Trust's "disclosure controls and procedures" and "internal control over financial reporting."

     E.  PROCESS IMPROVEMENTS

     Review with the independent auditors and Trust management significant changes or improvements in accounting and auditing processes that have been implemented.

     F.  LEGAL AND COMPLIANCE

        1. Review any legal or regulatory matters that arise that could have a material impact on the Trust's financial statements.

        2. Review policies and procedures with respect to financial statement risk assessment and risk management, including the steps Trust management has taken to monitor and control such risk exposures.

        3. Establish clear hiring policies for the Trust with respect to employees or former employees of the independent auditors.

     G.  OTHER RESPONSIBILITIES

        1.  Review, annually, the performance of the Audit Committee.

        2. Prepare a report of the Audit Committee as required to be included in the annual proxy statement.

        3. Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Audit Committee, at the expense of the Trust, if, in the Committee's judgment, that is appropriate.

        4. Perform any other activities consistent with this Charter, the Trust's Charter, By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

        5. Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

V.    FUNDING

     The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit services for the Trust; (ii) compensation to any legal, accounting or other experts or consultants retained by the Audit Committee pursuant to Section IV.G.3 above and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

                           BACKGROUND AND DEFINITIONS

                                       FOR

                             AUDIT COMMITTEE CHARTER

                            Approved August 17, 2005

     The following is supplemental information regarding the Audit Committee Charter designed to provide the Audit Committee background information and definitions to assist the Committee in fulfilling its responsibilities under the Charter.

I.    COMPOSITION

     An "audit committee financial expert" of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles ("GAAP") and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company's financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions. An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.

     Because the Trust is listed on the New York Stock Exchange, at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

II.   RESPONSIBILITIES AND DUTIES

     Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to Section IV.C. 2 is not required, if:

        A. the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

        B. the services were not recognized by Trust management at the time of the engagement as non-audit services; and

        C. such services are promptly brought to the attention of the Audit Committee by Trust management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

     Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to Section IV.C.3 is not required, if:

        A. the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust's independent auditors by the Trust, the Adviser and any "control affiliate" of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

        B. the services were not recognized by Trust management at the time of the engagement as non-audit services; and

        C. such services are promptly brought to the attention of the Audit Committee by Trust management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

     As used in Section IV.C.3, "control affiliate" means any entity controlling, controlled by, or under common control with the Adviser.

     "Investment company complex" includes: (1) an investment company and its investment adviser or sponsor; (2) any entity controlled by or controlling an investment adviser or sponsor in (1) above, or any entity under common control with any investment adviser or sponsor in (1) above if the entity: (A) is an investment adviser or sponsor or (B) is engaged in the business of providing administrative, custodian, underwriter, or transfer agent services to any investment company, investment adviser, or sponsor; and (3) an investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the 1940 Act that has an investment adviser or sponsor included in (1) and (2) above. Investment adviser does not include a subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Sponsor is an entity that establishes a unit investment trust.

     "Disclosure controls and procedures" means controls and other procedures of a registered management investment company that are designed to ensure that information required to be disclosed by the investment company on Form N-CSR and Form N-Q is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N-CSR and Form N-Q is accumulated and communicated to the investment company's management, including its principal executive officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     "Internal control over financial reporting" is a process designed by, or under the supervision of, the Trust's principal executive and principal financial officers, or persons performing similar functions, and effected by the Trust's Board, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that:

        A. Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Trust;

        B. Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Trust are being made only in accordance with authorization of management and directors of the Trust; and

        C. Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Trust's assets that could have a material effect on the financial statements.

     The report to be prepared by the Audit committee to be included in the annual proxy statement is governed by Item 306 of Regulation S-K, which requires each proxy statement relating to a shareholder meeting at which directors are to be elected to include a report, followed by the name of each Audit Committee member, stating whether: (1) the Committee has reviewed and discussed the audited financial statements with management, (2) the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61,
(3) the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors their independence, and (4) based on the review and discussions referred to in paragraphs (1) through (3), the Audit Committee recommended to the Board that the audited financial statements be included in the Trust's annual report to shareholders required by
Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

       PROXY TABULATOR
        P.O. BOX 9112
    FARMINGDALE, NY 11735












                       SOLICITED BY THE BOARD OF TRUSTEES
                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 27, 2006


COMMON

The annual meeting of TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Tuesday, June 27, 2006, at 8:30 A.M. CDT. The undersigned hereby appoints each of Nicholas Dalmaso, Melissa J. Nguyen and Richard C. Sarhaddi as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL. THE PROXY MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

                                PLEASE MARK, DATE, SIGN & RETURN THE PROXY
                                    PROMPTLY IN THE ENCLOSED ENVELOPE.

                                      Date: __________________, 2006

                           |---------------------------------------------------|
                           |                                                   |
                           |                                                   |
                           |---------------------------------------------------|
                           Signature(s)                        (SIGN IN THE BOX)

                           For joint registrations, both parties should sign.


                                                                            CTYW

                                      PLEASE FILL IN A BOX AS SHOWN USING
                                      BLACK OR BLUE INK OR NUMBER 2 PENCIL.    X
                                      PLEASE DO NOT USE FINE POINT PENS.

                                                   FOR                AGAINST         ABSTAIN
1.  To approve an investment
    sub-advisory agreement among
    the Fund, Claymore Advisors,
    LLC and SMC Fixed Income
    Management, LP.                                / /                / /               / /

                                                       FOR ALL       WITHHOLD
                                                      nominees      AUTHORITY
                                                      except as      to vote
2.  Election of Trustees:                           marked to the    for all
                                                     contrary at    nominees.
    Class I Nominees:                                   left.

    (01) Ronald A. Nyberg                                /  /          /  /

    INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR
    ANY NOMINEE(S), WRITE THE NUMBER OF THE NOMINEE(S)
    ON THE LINE BELOW.


    ----------------------------------------------




                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.


                                                                            CTYW

       PROXY TABULATOR
        P.O. BOX 9112
    FARMINGDALE, NY 11735












                       SOLICITED BY THE BOARD OF TRUSTEES
                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 27, 2006


PREFERRED

The annual meeting of TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Tuesday, June 27, 2006, at 8:30 A.M. CDT. The undersigned hereby appoints each of Nicholas Dalmaso, Melissa J. Nguyen and Richard C. Sarhaddi as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL. THE PROXY MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.


                                PLEASE MARK, DATE, SIGN & RETURN THE PROXY
                                    PROMPTLY IN THE ENCLOSED ENVELOPE.

                                      Date: __________________, 2006

                           |---------------------------------------------------|
                           |                                                   |
                           |                                                   |
                           |---------------------------------------------------|
                           Signature(s)                        (SIGN IN THE BOX)

                           For joint registrations, both parties should sign.

                                                                            PTYW

                                      PLEASE FILL IN A BOX AS SHOWN USING
                                      BLACK OR BLUE INK OR NUMBER 2 PENCIL.    X
                                      PLEASE DO NOT USE FINE POINT PENS.

                                                   FOR                AGAINST         ABSTAIN
1.  To approve an investment
    sub-advisory agreement among
    the Fund, Claymore Advisors,
    LLC and SMC Fixed Income
    Management, LP.                                / /                / /               / /

                                                       FOR ALL       WITHHOLD
                                                      nominees      AUTHORITY
                                                      except as      to vote
2.  Election of Trustees:                           marked to the    for all
                                                     contrary at    nominees.
    Class I Nominees:                                   left.

    (01) Ronald A. Nyberg, (02) L. Kent Moore            /  /          /  /


    INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR
    ANY NOMINEE(S), WRITE THE NUMBER OF THE NOMINEE(S)
    ON THE LINE BELOW.


    ----------------------------------------------




                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.


                                                                            PTYW